EXHIBIT 99.1

A10 Networks Reports Fourth Quarter 2019 Financial Results and First Quarter Outlook
Fourth Quarter Revenue Grew 14% Sequentially, Above Prior Guidance
GAAP Net Income and GAAP EPS Break-even
Adjusted EBITDA of $10 Million, a Company Record
Non-GAAP EPS of $0.10 Exceeds Prior Guidance
Expects First Quarter Revenue Growth of 5% YoY at High End of Range

SAN JOSE, Calif., February 11, 2020 -- A10 Networks (NYSE: ATEN), a leading provider of intelligent and automated cybersecurity solutions, today announced financial results for its fourth quarter and year ended December 31, 2019.

Fourth Quarter 2019 Financial Summary

•	Revenue of $60.3 million, up 14 percent compared with $52.8 million in third quarter 2019

•	GAAP gross margin of 77.7 percent; non-GAAP gross margin of 78.5 percent

•	GAAP operating expenses of $46.8 million; non-GAAP operating expenses of $39.7 million

•
GAAP net income of $0.0 million, or $0.00 per basic and diluted share, compared with GAAP net income of $0.2 million, or $0.00 per basic and diluted share in third quarter of 2019; non-GAAP net income of $7.8 million, or $0.10 per basic and diluted share

•	Adjusted EBITDA of $10.0 million, compared with $4.0 million in third quarter 2019

Year 2019 Financial Summary

•	Revenue of $212.6 million, compared with $232.2 million in 2018

•	GAAP gross margin of 77.0 percent; non-GAAP gross margin of 77.8 percent

•	GAAP operating margin of (8.0) percent; non-GAAP operating margin of 1.2 percent

•	GAAP net loss of $17.8 million, or $0.23 per basic and diluted share; non-GAAP net income of $2.0 million, or $0.03 per basic and diluted share

•	Ended the year with $129.9 million in cash, cash equivalents and marketable securities

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“I am thrilled to join A10 Networks at an exciting time for the business,” said Dhrupad Trivedi, president and chief executive officer of A10 Networks. “A10 occupies an attractive area within networking and security, as companies increasingly focus on delivering business outcomes while managing operational complexities from proliferation of IoT, shift to hybrid cloud environments, and ever-

increasing complexity of the cybersecurity landscape. Service providers around the world also face the same challenges while getting ready for 5G technology to support many of these consumption trends. Based on our legacy, A10 is well-positioned to help our customers address these emerging themes. We deeply understand their applications and have a strong talent base to support them through these digital transformations. We remain committed to driving growth and improving profitability as demonstrated by our EBITDA performance in the fourth quarter. We believe our focus and commitment to profitable growth will reward our shareholders, customers and employees.”

First Quarter 2020 Business Outlook (+)
For the first quarter of 2020, the company currently expects:

•	Revenue in the range of $51 million to $53 million, representing 5 percent year-over-year growth at the high end of the range

•	Non-GAAP gross margin in the range of 76 percent to 78 percent

•	Non-GAAP operating expenses in the range of $37.5 million to $38.5 million

•	Adjusted EBITDA in the range of $3.7 million to $5 million

•	Non-GAAP earnings per share in the range of $0.01 to $0.03 using approximately 81 million diluted shares

(+) Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its fourth quarter 2019 financial results and outlook for its first quarter 2020. Open to the public, investors may access the call by dialing +1-844-792-3728 or +1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. The webcast will be archived for a period of one year. A telephonic replay of the conference call will be available two hours after the call, will run for five business days, and may be accessed by dialing +1-877-344-7529 or +1-412-317-0088 and entering the passcode 10137756. The press release and supplemental financials will be accessible from the “Investor Relations” section of the A10 Networks website prior to the commencement of the conference call.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our position to help our customers; projections for our future operating results; and the strength and capabilities of our talent base. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include execution risks related to closing key deals and improving our execution, the continued market adoption of our products, our ability to successfully anticipate market needs and opportunities, our timely development of new products and features, our ability to achieve or maintain profitability, any loss or delay of expected purchases by our largest end-customers, our ability to maintain or improve our competitive position, competitive and execution risks related to cloud-based computing trends, our ability to attract and retain new end-customers and our largest end-consumers, our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products, continued growth in markets relating to network security, the success of any future acquisitions or investments in complementary companies, products, services or technologies, the ability of our sales team to execute well, our ability to shorten our close cycles, the ability of our channel partners to sell our products, variations in product mix or geographic locations of our sales, risks associated with our presence in international markets, weaknesses or deficiencies in our internal control over financial reporting, and our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying table contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding stock-based compensation and related payroll tax. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense, (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense (vii) restructuring expense, and related tax, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) is a leading provider of secure application services and solutions, with a range of high-performance application networking solutions that help organizations ensure that their data center applications and networks remain highly available, accelerated and secure. Founded in 2004, A10 Networks is based in San Jose, Calif., and serves customers globally with offices worldwide. For more information, visit: www.a10networks.com and @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Tom Constantino
Chief Financial Officer
investors@a10networks.com
Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue:
Products	$36,853	$39,044	$121,920	$144,682
Services	23,463	22,781	90,708	87,541
Total revenue	60,316	61,825	212,628	232,223
Cost of revenue:
Products	8,301	9,087	29,816	34,066
Services	5,139	4,724	19,065	17,830
Total cost of revenue	13,440	13,811	48,881	51,896
Gross profit	46,876	48,014	163,747	180,327
Operating expenses:
Sales and marketing	22,618	25,983	92,783	103,214
Research and development	15,257	15,283	61,824	65,157
General and administrative	6,393	9,171	23,704	39,635
Restructuring expense	2,530	—	2,530	—
Total operating expenses	46,798	50,437	180,841	208,006
Income (loss) from operations	78	(2,423)	(17,094)	(27,679)
Non-operating income (expense):
Interest expense	(15)	(30)	(237)	(129)
Interest and other income (expense), net	522	1,267	919	1,273
Total non-operating income (expense), net	507	1,237	682	1,144
Income (loss) before income taxes	585	(1,186)	(16,412)	(26,535)
Provision for income taxes	534	422	1,407	1,082
Net income (loss)	$51	$(1,608)	$(17,819)	$(27,617)
Net income (loss) per share:
Basic	$—	$(0.02)	$(0.23)	$(0.38)
Diluted	$—	$(0.02)	$(0.23)	$(0.38)

Weighted-average shares used in computing net income (loss) per share:
Basic	77,147	73,865	76,080	72,882
Diluted	79,248	73,865	76,080	72,882

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

GAAP net income (loss)	$51	$(1,608)	$(17,819)	$(27,617)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,332	3,983	16,790	17,038
Amortization expense related to acquisition	253	252	1,012	1,010
Litigation and investigation expense	43	1,465	(1,066)	10,496
Restructuring expense and related taxes	2,676	—	2,676	—
Non-recurring facilities expense	425	—	425	—
Non-GAAP net income	$7,780	$4,092	$2,018	$927
GAAP net income (loss) per share:
Basic	$—	$(0.02)	$(0.23)	$(0.38)
Diluted	$—	$(0.02)	$(0.23)	$(0.38)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	$0.05	$0.05	$0.21	$0.23
Amortization expense related to acquisition	$—	$—	$0.01	$0.01
Litigation and investigation expense	$—	$0.02	$(0.01)	$0.14
Restructuring expense and related taxes	$0.03	$—	$0.03	$—
Non-recurring facilities expense	$0.01	$—	$0.01	$—
Non-GAAP net income per share:
Basic	$0.10	$0.06	$0.03	$0.01
Diluted	$0.10	$0.05	$0.03	$0.01
Weighted average shares used in computing non-GAAP net income per share:
Basic	77,147	73,865	76,080	72,882
Diluted	79,248	75,737	78,487	75,222

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except per share data, on a GAAP Basis)

	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	45,742	40,621
Marketable securities	84,180	87,754
Accounts receivable, net of allowances of $52 and $319, respectively	53,566	53,972
Inventory	22,384	17,930
Prepaid expenses and other current assets	15,067	14,662
Total current assets	220,939	214,939
Property and equipment, net	7,656	7,262
Goodwill	1,307	1,307
Intangible assets	2,305	3,748
Other non-current assets	41,846	8,620
Total assets	$274,053	$235,876
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	7,592	8,202
Accrued liabilities	27,756	25,291
Deferred revenue	62,233	63,874
Total current liabilities	97,581	97,367
Deferred revenue, non-current	38,931	34,092
Other non-current liabilities	28,754	534
Total liabilities	165,266	131,993

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 77,580 and 74,301 shares issued and outstanding, respectively	1	1
Additional paid-in-capital	398,600	376,272
Accumulated other comprehensive income (loss)	251	(144)
Accumulated deficit	(290,065)	(272,246)
Total stockholders' equity	108,787	103,883
Total liabilities and stockholders' equity	$274,053	$235,876

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Twelve Months Ended December 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(17,819)	$(27,617)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	10,028	7,880
Stock-based compensation	16,529	17,038
Other non-cash items	(274)	144
Changes in operating assets and liabilities:
Accounts receivable	530	(6,119)
Inventory	(5,648)	(1,529)
Prepaid expenses and other assets	(452)	(2,434)
Accounts payable	(621)	(603)
Accrued and other liabilities	(5,897)	3,116
Deferred revenue	3,198	7,331
Other	—	99
Net cash used in operating activities	(426)	(2,694)
Cash flows from investing activities:
Proceeds from sales of marketable securities	32,200	32,720
Proceeds from maturities of marketable securities	43,525	51,024
Purchases of marketable securities	(71,636)	(86,823)
Purchase of investment	—	(1,000)
Purchases of property and equipment	(4,340)	(2,797)
Net cash used in investing activities	(251)	(6,876)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	5,798	3,701
Other	—	(77)
Net cash provided by financing activities	5,798	3,624
Net increase (decrease) in cash and cash equivalents	5,121	(5,946)
Cash and cash equivalents - beginning of period	40,621	46,567
Cash and cash equivalents - end of period	$45,742	$40,621

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

GAAP gross profit	$46,876	$48,014	$163,747	$180,327
GAAP gross margin	77.7%	77.7%	77.0%	77.7%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	466	325	1,592	1,602
Non-GAAP gross profit	$47,342	$48,339	$165,339	$181,929
Non-GAAP gross margin	78.5%	78.2%	77.8%	78.3%

RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2,018

GAAP total operating expenses	$46,798	$50,437	$180,841	$208,006

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,866	3,658	15,197	15,436
Amortization expense related to acquisition	253	252	1,012	1,010
Litigation and investigation expense	43	1,465	(1,066)	10,496
Restructuring expense	2,530	—	2,530	—
Non-recurring facilities expense	425	—	425	—
Non-GAAP total operating expenses	$39,682	$45,062	$162,743	$181,064

RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2,018

GAAP income (loss) from operations	$78	$(2,423)	$(17,094)	$(27,679)
GAAP operating margin	0.1%	(3.9)%	(8.0)%	(11.9)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,332	3,983	16,790	17,038
Amortization expense related to acquisition	253	252	1,012	1,010
Litigation and investigation expense	43	1,465	(1,066)	10,496
Restructuring expense	2,530	—	2,530	—
Non-recurring facilities expense	425	—	425	—
Non-GAAP operating income	$7,661	$3,277	$2,597	$865
Non-GAAP operating margin	12.7%	5.3%	1.2%	0.4%

RECONCILIATION OF GAAP NET INCOME (LOSS) TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018

GAAP net income (loss)	$51	$(1,608)	$(17,819)	$(27,617)
Exclude: Interest expense	15	30	237	129
Exclude: Interest income and other (income) expense, net	(522)	(1,267)	(919)	(1,273)
Exclude: Depreciation and amortization expense	2,595	1,860	10,028	7,880
Exclude: Provision for income tax expense	534	422	1,407	1,082
EBITDA	2,673	(563)	(7,066)	(19,799)
Exclude: Stock-based compensation and related payroll tax	4,332	3,983	16,790	17,038
Exclude: Litigation settlement and investigation expense	43	1,465	(1,066)	10,496
Exclude: Restructuring expense	2,530	—	2,530	—
Exclude: Non-recurring facilities expense	425	—	425	—
Adjusted EBITDA	$10,003	$4,885	$11,613	$7,735